IDS Life
Variable
Annuity
Fund A

Invests in a wide range of securities with the objective of long-term capital appreciation for contract owners.

1999  ANNUAL REPORT

AMERICAN EXPRESS Financial Advisors

Managed by IDS Life Insurance Company

(picture of) Pamela J. Moret
Pamela J. Moret
Executive Vice President

Message from the Executive Vice  President

If you're an experienced investor, you know that the past 12 months was a volatile period in many financial markets. But history tells us that substantial market moves -- either up or down -- are nothing new and are often unpredictable.

The potential for such volatility reinforces the need for investors to periodically review their long-term financial goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

I also want to let you know that, beginning in 2000, this Fund has a new portfolio manager. She is Anne Obermeyer, who replaces the retiring Mitzi Malevich. Like Mitzi, Anne is an experienced manager, and she intends to follow the same investment approach that Mitzi used so successfully during her tenure.



Pamela J. Moret
Executive Vice President, Variable Assets
IDS Life Insurance Company

(picture of) Mitzi Malevich
Mitzi Malevich

From Your Portfolio Manager: A Perspective

Despite considerable volatility,  the past fiscal year (January through December
1999) was a very productive one for the U.S. stock market and the Fund.

On Dec. 31, 1999, the accumulation unit value of IDS Life Variable Annuity Fund A was $32.26, compared with $24.53 at the beginning of the year. The increase represented a gain of 31.51% for the 12 months. (If you purchased additional accumulation units during the period, your return would have been affected by the sales and administrative charges, as described in the Fund's prospectus.)

Spurred largely by three reductions in short-term interest rates by the Federal Reserve Board (the Fed) in late 1998, the stock market was surging when the period began. Illustrating the strength of the rally, the Fund gained nearly 10% in January alone. Although a run-up in long-term interest rates sent the market into retreat during February, it quickly mounted a fresh advance that established an all-time high by mid-summer.

At that point, the Fed evidently decided that the risk of higher inflation was getting too great, because, in late June, it increased short-term interest rates to relieve the potential inflation pressure. That was followed by another rate increase in August.

Not surprisingly, the rate hikes resulted in a stock-market slump, which lasted into the fall. But once again the market displayed remarkable resilience by rallying powerfully during the final three months of the year, shrugging off a third Fed rate increase in November in the process.

For the most part, the market's gains during the year were again driven by a relatively small number of large-capitalization growth stocks. Because such issues form the core of the Fund's investments, the trend continued to work to the Fund's advantage.

As has been the case for some time, technology-related stocks comprised the greatest area of investment for the Fund, and, although they were highly volatile, they did make the biggest contribution to performance. This was especially true during the fourth quarter, when the technology sector registered exceptionally strong gains. Most of the rest of the portfolio was invested in consumer stocks, including health care and retailing issues, and financial services stocks. On the whole, they experienced mixed results.

On a personal note, this report coincides with the end of my tenure as the Fund's portfolio manager. In January 2000, I retired from the investment business and turned over the management of the Fund to Anne Obermeyer, in whose capable hands I'm sure the Fund will prosper. It has been my pleasure and privilege to work on your behalf during the past several years, and I sincerely hope the years ahead will prove rewarding for you.


Mitzi Malevich

The 10 Largest Holdings

                                    Percent                      Value
                                (of net assets)          (as of Dec. 31, 1999)
 Cisco Systems                         8.46%                 $41,778,749
 Tellabs                               7.80                   38,512,500
 EMC                                   6.64                   32,775,000
 Microsoft                             6.62                   32,690,000
 Applied Materials                     5.02                   24,780,075
 MCI WorldCom                          4.83                   23,878,125
 Intl Business Machines                4.37                   21,600,000
 Intel                                 4.00                   19,755,000
 Nokia Oyj ADR Cl A                    3.85                   19,000,000
 Citigroup                             2.95                   14,585,156

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


(icon of) pie chart


                            The 10 holdings listed here
                            make up 54.54% of net assets

Investment Illustration

On the chart below you can see how IDS Life Variable Annuity Fund A's total return compared to the Standard & Poor's 500 Index (S&P 500), an unmanaged list of common stocks, frequently used as a general measure of market performance. In comparing the Fund to the S&P 500, you should take into account the fact that the Fund's performance reflects an 8 percent total sales and administrative charge, while no such sales charge is reflected in the performance of the S&P
500. Investment performance of the Fund, after charges, is reflected in the unit value calculation. There are no dividend or capital gain distributions, therefore, the assumed units purchased would remain constant throughout the period.

How $10,000 has grown in IDS Life Variable Annuity Fund A

$50,000
                                                   S&P 500 Index       X
                                                                X    Fund A
$40,000                                                       Annuity Value

$30,000

$20,000

$10,000
                                    X
X
$9,200

'89     '90     '91     '92     '93     '94     '95    '96    '97    '98    '99

Dec. 31
Unit Value

$9,200 9,382 14,117  15,036  16,465  15,803  21,426 26,214  32,168 37,749 49,636
$5.979 6.097  9.135   9.772  10.700  10.271  13.925 17.038  20.906 24.534 32.260

The above represents an assumed investment of $10,000 into a single payment annuity contract on Dec. 31, 1989. Values are calculated on Dec. 31 of each year. (No new contracts are currently being sold.)

Average Annual Total Return on Each of Three Investments

                                        Period                     Fund A
             Date of                  investment                   Annuity
           investment               held in years:                  Value
          Dec. 31, 1989                   10                       +17.38%
          Dec. 31, 1994                    5                       +23.64%
          Dec. 31, 1998                    1                       +20.97%

The returns reflect the deduction of a sales and administrative charge and mortality and expense risk charges.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of fluctuating security prices. Past performance is no guarantee of future results.

Annual Financial Information

REPORT OF  INDEPENDENT  AUDITORS
THE BOARD OF MANAGERS  AND CONTRACT  OWNERS IDS
Life Variable Annuity Fund A:

We have audited the accompanying statement of assets, liabilities and contract owners' equity of IDS Life Variable Annuity Fund A, including the schedule of investments in securities, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in contract owners' equity for each of the two years in the period then ended, and the selected per unit data and ratios presented under "Financial highlights" for each of the five years in the period then ended. These financial statements and per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per unit data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of IDS Life Variable Annuity Fund A as of December 31, 1999, the results of its operations for the year then ended, the changes in its contract owners' equity for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP
Minneapolis, Minnesota
February 4, 2000

Statement of assets, liabilities and contract owners' equity
IDS Life Variable Annuity Fund A

Dec. 31, 1999

Assets
Investments in securities, at value (Note 1)
   (identified cost, $185,193,511)                                                              $493,729,211
Cash in bank on demand deposit                                                                        14,512
Dividends and interest receivable                                                                    101,011
Receivable from IDS Life Insurance Company for contract purchase payments                         14,067,918
                                                                                                  ----------
Total assets                                                                                    $507,912,652
                                                                                                ============

Liabilities
Payable for contract terminations                                                               $ 13,927,624
Payable to IDS Life Insurance Company for:
Mortality and expense assurance fee                                                                    6,924
Investment management fee                                                                             11,878
                                                                                                      ------
Total liabilities                                                                               $ 13,946,426
                                                                                                ------------

Contract owners' equity
Contracts in accumulation period-- 15,045,073 units at $32.26 per unit (Note 5)                 $485,361,233
Contracts in payment period                                                                        8,604,993
                                                                                                   ---------
Total contract owners' equity                                                                    493,966,226
                                                                                                 -----------
Total liabilities and contract owners' equity                                                   $507,912,652
                                                                                                ============

See accompanying notes to financial statements.


Statement of operations
IDS Life Variable Annuity Fund A
Year ended Dec. 31, 1999

Investment income (loss) -- net Income:
Dividends                                                                                       $  1,958,336
Interest                                                                                           1,185,416
                                                                                                   ---------
Total income                                                                                       3,143,752
                                                                                                   ---------
Expenses:
Mortality and expense assurance fee (Note 2)                                                       4,513,936
Investment management fee (Note 3)                                                                 1,805,670
                                                                                                   ---------
Total expenses                                                                                     6,319,606
                                                                                                   ---------
Investment income (loss) -- net                                                                   (3,175,854)
                                                                                                  ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on investments                                                           22,913,270
Net change in unrealized appreciation (depreciation) on investments                              103,607,534
                                                                                                 -----------
Net gain (loss) on investments                                                                   126,520,804
                                                                                                 -----------
Net increase (decrease) in contract owners' equity from operations                              $123,344,950
                                                                                                ============

See accompanying notes to financial statements.


Statements of changes in contract owners' equity
IDS Life Variable Annuity Fund A

Year ended Dec. 31,                                                                         1999                   1998

Operations
Investment income (loss)-- net                                                         $ (3,175,854)           $ (2,466,330)
Net realized gain (loss) on investments                                                  22,913,270              29,234,208
Net change in unrealized appreciation (depreciation) on investments                     103,607,534              35,513,564
                                                                                        -----------              ----------
Net increase (decrease) in contract owners' equity from operations                      123,344,950              62,281,442
                                                                                        -----------              ----------

Contract transactions
Net contract purchase payments (Note 2)                                                   1,522,089               1,715,061
Repayment of temporary withdrawals                                                           10,586                  25,885
Net transfers from (to) fixed annuities                                                  (1,386,918)             (3,139,872)
Contract termination payments and temporary withdrawals                                 (35,426,811)            (32,599,118)
Annuity payments                                                                         (1,084,383)               (849,610)
                                                                                         ----------                --------
Net increase (decrease) from contract transactions                                      (36,365,437)            (34,847,654)
                                                                                        -----------             -----------
Net increase (decrease) in contract owners' equity                                       86,979,513              27,433,788
                                                                                         ----------              ----------
Contract owners' equity at beginning of year                                            406,986,713             379,552,925
                                                                                        -----------             -----------
Contract owners' equity at end of year                                                 $493,966,226            $406,986,713
                                                                                       ============            ============

See accompanying notes to financial statements.

Notes to Financial Statements

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
IDS Life Variable Annuity Fund A (the Fund) is organized as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's assets are held for the exclusive benefit of its variable annuity contract owners and are not chargeable with any liabilities arising from the other business activities of IDS Life. The significant accounting policies followed by the Fund are summarized as follows:

Use of estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Investments in securities
Securities traded on national securities exchanges are valued at the last quoted sales price on the principal exchange on which traded. Securities traded in the over-the-counter market are valued at the mean of the last quoted bid and asked price. Short-term securities that mature in 60 days or less are valued at amortized cost. Those maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Short-term securities originally purchased with maturities of more than 60 days but which currently mature in 60 days or less are valued on an amortized cost basis using the market value or approximate market value on the 61st day before maturity. Bonds and other securities are valued at fair value as determined by the Board of Managers when market quotations are not readily available. Determination of fair value involves, among other things, references to market indexes, matrices and data from independent brokers.

Security transactions are accounted for on the date the securities are purchased and sold. Dividend income is recorded on the ex-dividend date.

Option contracts
In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy and sell put and call options and write covered call options on portfolio securities. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

During the year ended Dec. 31, 1999, the Fund did not buy or sell any put or call options or write any covered call or put options. There were no option contracts outstanding as of Dec. 31, 1999.

Futures contracts
In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell stock index futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with the changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

During the year ended Dec. 31, 1999, the Fund did not buy or sell stock index futures contracts and related options. There were no stock index futures contracts outstanding as of Dec. 31, 1999.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the rate of exchange on the transaction date. It is not practicable to identify that portion of realized and unrealized gain or loss arising from changes in the exchange rates from the portion arising from changes in the market value of investments.

The Fund may also enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

There were no forward foreign currency exchange contracts outstanding as of Dec. 31, 1999.

Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities SFAS 133 establishes accounting and reporting standards for derivative instruments. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure them at fair value. SFAS 133 is effective for the Fund Jan. 1, 2000. The adoption of this statement is not expected to have a material effect on the Fund's financial condition or results of operations.

Federal income taxes
IDS Life is taxed as a life insurance company. The Fund is treated as part of IDS Life for federal income tax purposes. Under current federal income tax law, no taxes are payable with respect to any income of the Fund.

2. MORTALITY AND EXPENSE ASSURANCE FEE AND SALES CHARGES
IDS Life makes contractual assurances to the Fund that possible future adverse changes in administrative expenses and mortality experience of the annuitants and beneficiaries will not affect the Fund. The mortality and expense assurance fee paid to IDS Life is computed daily and is equal on an annual basis to 1% of the average daily net assets of the Fund.

Charges by IDS Life for its sales and administrative services applicable to the variable annuity contracts amounted to $64,515 for the year ended Dec. 31, 1999 and $72,458 for the year ended Dec. 31, 1998. Such charges are not an expense of the Fund. They are deducted from contract purchase payments and are not included in the net contract purchase payments to the Fund.

3. INVESTMENT MANAGEMENT AGREEMENT
The Fund has an Investment Management Agreement with IDS Life. For its services,
IDS Life is paid a fee based on the aggregate average daily net assets of the Fund. The investment management fee paid to IDS Life is computed daily and is equal on an annual basis to 0.4% of the average daily net assets of the Fund.

In addition to paying its own management fee, the Fund also pays all brokerage commissions and charges in the purchase and sale of assets. Brokerage charges are paid to IDS Life for reimbursement of charges incurred in the purchase and sale of foreign securities.

4. SECURITY TRANSACTIONS AND BASIS FOR DETERMINING  REALIZED GAIN AND LOSS
Cost of purchases and proceeds from sales of securities, (other than short-term obligations) aggregated $21,448,818 and $87,628,536 for the year ended Dec. 31, 1999. Net realized gain on investments has been determined on the basis of identified costs.

5. ACCUMULATION UNITS
The changes in number of outstanding units applicable to contracts in the accumulation period were as follows:

                                                                Year ended             Year ended
                                                               Dec. 31, 1999          Dec. 31, 1998
Units outstanding at beginning of year                          16,299,010             17,871,071
Additions for contract purchase payments and repayments             54,334                 78,469
Net transfers from (to) fixed annuities                            (48,888)              (145,269)
Deductions for contract terminations and withdrawals            (1,259,383)            (1,505,261)
                                                                ----------             ----------
Units outstanding at end of year                                15,045,073             16,299,010


6. FINANCIAL HIGHLIGHTS
The table below shows certain important financial information for evaluating the Fund's results.

Fiscal year ended Dec. 31,

                                                             1999           1998           1997           1996           1995

Accumulation unit value at beginning of year               $24.53         $20.91         $17.04         $13.93         $10.27

Income from investment operations:
Net investment income (loss)                                 (.20)          (.14)          (.12)          (.07)          (.02)

Net gains (losses)(both realized and unrealized)             7.93           3.76           3.99           3.18           3.68

Total from investment operations                             7.73           3.62           3.87           3.11           3.66

Accumulation unit value at end of year                     $32.26         $24.53         $20.91         $17.04         $13.93

Total returna                                              31.51%         17.31%         22.71%         22.33%         35.64%

Ratios/supplemental data
Total contract owner's equity at end of year
(000 omitted)                                            $493,966       $406,987       $379,553       $327,778       $284,407

Ratio of operating expenses to average daily net assets     1.40%          1.40%          1.40%          1.40%          1.40%

Ratio of net investment income (loss)
to average daily net assets                                 (.71%)         (.63%)         (.62%)         (.43%)         (.19%)

Portfolio turnover rate                                        5%            19%            33%            13%            46%

a Total return does not reflect payment of a sales charge.

The foregoing table pertains to accumulation units only. There are two kinds of units. As long as contract holders are paying into the Fund they are called
"accumulation" units. When contract owners begin to receive the annuity, they change to "annuity" units.

The value of an annuity unit (assuming a 3.5% investment rate) was $10.88 as of Dec. 31, 1999, $8.56 as of Dec. 31, 1998, $7.55 as of Dec. 31, 1997, $6.37 as of
Dec.  31,  1996 and $5.39 as of Dec.  31,  1995.  The value of an  annuity  unit
(assuming a 5% investment  rate) was $6.88 as of Dec. 31, 1999, $5.49 as of Dec.
31, 1998,  $4.92 as of Dec. 31, 1997,  $4.21 as of Dec. 31, 1996 and $3.61 as of
Dec. 31, 1995.

7. YEAR 2000 (UNAUDITED)
The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Fund. All of the major systems used by the Fund are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Fund's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to the Fund, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on the Fund's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. At Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on the Fund's business, results of operations, or financial condition as a result of the Year 2000 issue.

Investments in Securities

IDS Life Variable Annuity Fund A
Dec. 31, 1999

(Percentages represent value of investments compared to net assets)

Common stocks (93.0%)
Issuer                                                                               Shares                        Value(a)

Banks and savings & loans (2.4%)
FleetBoston Financial                                                                94,752                      $3,298,554
Washington Mutual                                                                   330,000                       8,580,000
Total                                                                                                            11,878,554

Beverages & tobacco (2.3%)
Coca-Cola
                                                                                    199,200                      11,603,400
Communications equipment & services (21.7%)
Andrew Corp                                                                         130,000(b)                    2,461,875
Cisco Systems                                                                       390,000(b)                   41,778,749
MasTec                                                                              120,000(b)                    5,340,000
Nokia Oyj ADR Cl A                                                                  100,000(c)                   19,000,000
Tellabs                                                                             600,000(b)                   38,512,500
Total                                                                                                           107,093,124

Computers & office equipment (19.2%)
EMC                                                                                 300,000(b)                   32,775,000
Intl Business Machines                                                              200,000                      21,600,000
Microsoft                                                                           280,000(b)                   32,690,000
Solectron                                                                            80,000(b)                    7,610,000
Total                                                                                                            94,675,000

Electronics (14.7%)
Applied Materials                                                                   195,600(b)                   24,780,075
Intel                                                                               240,000                      19,755,000
Maxim Integrated Products                                                           280,000(b)                   13,212,500
Texas Instruments                                                                   150,000                      14,531,250
Total                                                                                                            72,278,825

Energy (2.1%)
Anadarko Petroleum                                                                  300,000                      10,237,500

Energy equipment & services (3.2%)
Halliburton                                                                         160,000                       6,440,000
Schlumberger                                                                        150,000                       8,437,500
Transocean Sedco Forex                                                               29,040                         978,285
Total                                                                                                            15,855,785

Financial services (6.1%)
Associates First Capital Cl A                                                       200,000                       5,487,500
Citigroup                                                                           262,500                      14,585,156
Merrill Lynch & Co                                                                  120,000                      10,020,000
Total                                                                                                            30,092,656

Health care (7.2%)
Guidant                                                                             300,000                      14,100,000
Medtronic                                                                           140,000                       5,101,250
Pfizer                                                                              360,000                      11,677,500
Warner-Lambert                                                                       60,000                       4,916,250
Total                                                                                                            35,795,000

Household products (0.8%)
ServiceMaster                                                                       340,050                       4,186,866

Industrial equipment & services (1.5%)
Deere & Co                                                                          171,000                       7,417,125

Insurance (1.9%)
American Intl Group                                                                  87,500                       9,460,938

Multi-industry conglomerates (2.8%)
Tyco Intl                                                                           360,000(c)                   13,995,000

Utilities -- telephone (7.1%)
MCI WorldCom                                                                        450,000(b)                   23,878,125
Sprint                                                                              120,000                       8,077,500
Sprint PCS                                                                           30,000(b)                    3,075,000
Total                                                                                                            35,030,625

Total common stocks
(Cost: $151,063,986)                                                                                           $459,600,398

See accompanying notes to investments in securities.

Bond (0.1%)
Issuer                                                            Coupon                Principal                  Value(a)
                                                                   rate                   amount

U.S. government obligation
U.S. Treasury
   05-15-16                                                        7.25%                 $250,000                  $261,481

Total bond
(Cost: $241,403)                                                                                                   $261,481


Short-term securities (6.9%)
Issuer                                                          Annualized                Amount                   Value(a)
                                                              yield on date             payable at
                                                               of purchase               maturity

U.S. government agencies (6.6%)
Federal Home Loan Bank Disc Nt
   02-02-00                                                        5.55%               $1,300,000                $1,292,573
Federal Home Loan Mtge Corp Disc Nts
   01-12-00                                                        5.49                14,000,000                13,970,051
   01-18-00                                                        5.60                 3,300,000                 3,289,753
   02-04-00                                                        5.60                 6,000,000                 5,963,252
Federal Natl Mtge Assn Disc Nts
   01-28-00                                                        5.61                 3,700,000                 3,682,184
   02-04-00                                                        5.62                 4,400,000                 4,373,638
Total                                                                                                            32,571,451

Commercial paper (0.3%)
Salomon Smith Barney
   02-03-00                                                        5.96                   500,000                   497,130
World Bank Disc Nts
   01-11-00                                                        5.65                   800,000                   798,751
Total                                                                                                             1,295,881

Total short-term securities
(Cost: $33,888,122)                                                                                             $33,867,332

Total investments in securities
(Cost: $185,193,511)(d)                                                                                        $493,729,211


See accompanying  notes to investments in  securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Dec. 31, 1999, the value of foreign securities represented 6.68% of net assets.

(d) At Dec. 31, 1999, the cost of securities for federal income tax purposes was $185,192,421 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                       $316,401,050
Unrealized depreciation                                         (7,864,260)
                                                                ----------
Net unrealized appreciation                                   $308,536,790

MANAGERS AND OFFICERS

Board of Managers

Gumer C. Alvero
vice president, American Express Financial Corporation

Rodney P. Burwell
chairman, Xerxes Corporation (fiberglass storage tanks)

Jean B. Keffeler
independent management consultant

Richard W. Kling
chairman of the board and president

Thomas R. McBurney
president, McBurney Management Advisors

Principal Officers
Besides Mr. Kling, who is president, the Fund's other officers are:

Lorraine R. Hart
vice president, investments

Jeffrey S. Horton
vice president and treasurer

Timothy S. Meehan secretary

William A. Stoltzmann
general counsel and assistant secretary

Philip C. Wentzel
controller

ADDITIONAL INFORMATION

The investment objective of IDSLife Variable Annuity Fund A is to invest in securities that offer opportunities for long-term capital appreciation consistent with accumulating Fund value and providing annuity payments under variable annuity contracts issued by IDSLife.

There is a sales and administrative charge to the contract owner included in the purchase payment.

This report is for the information of contract owners of IDSLife Variable Annuity Fund A, but it may be used as sales literature when preceded or accompanied by the current prospectus. For details and other material information, see the current prospectus.

Issuer and Investment Manager:
IDSLife Insurance Company,
Minneapolis, Minn.

Custodian:
American Express Trust Company
Minneapolis, Minn.

Sub-Custodian:
Bank of New York
New York,  New York

IDS Life
Variable
Annuity
Fund A

1999 ANNUAL REPORT


                                                              S-6447 P (2/00)


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IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN 55440-0010

                          AMERICAN EXPRESS Financial Advisors